UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

PHENIXFIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00818	27-4576073
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

445 Park Avenue, 10th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 859-0390

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PFX	The NASDAQ Global Market
6.125% Notes due 2023	PFXNL	The NASDAQ Global Market
5.25% Notes due 2028	PFXNZ	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 16, 2022, PhenixFIN Corporation issued a press release announcing its financial results for the period ended September 30, 2022. The press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated December 16, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, PhenixFIN Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHENIXFIN CORPORATION

DATE: December 16, 2022	/s/ David Lorber
	Name:	David Lorber
	Title:	Chief Executive Officer

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